UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2011

Gran Tierra Energy Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-52594	98-0479924
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300, 625 – 11th Avenue S.W.
Calgary, Alberta, Canada T2R 0E1
(Address of principal executive offices)

 (403) 265-3221
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 21, 2011, Gran Tierra Energy Inc. filed a Current Report on Form 8-K (the “Initial 8-K”) reporting its acquisition of all of the outstanding shares of common stock and warrants of Petrolifera Petroleum Limited, a Canadian corporation (“Petrolifera”), pursuant to the terms and conditions of the previously filed Arrangement Agreement, dated January 17, 2011, by and between Gran Tierra and Petrolifera.  This amendment to the Initial 8-K amends Item 9.01 of the Initial 8-K to provide the historical and pro forma financial information required pursuant to Item 9.01(a) and (b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited consolidated financial statements of Petrolifera Petroleum Limited as at December 31, 2010 and for the year ended December 31, 2010, and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

The following Unaudited Pro Forma Combined Condensed Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

(i) Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2010.

(ii) Notes to the Unaudited Pro Forma Combined Condensed Statement of Operations
(d)  Exhibits.

Exhibit	Description

2.1
Arrangement Agreement, dated as of January 17, 2011, by and between Gran Tierra Energy Inc. and Petrolifera Petroleum Limited (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on January 21, 2011).

23.1	Consent of Independent Auditors.

99.1	Audited Consolidated Financial Statements of Petrolifera Petroleum Limited as at December 31, 2010 and for the year ended December 31, 2010, and accompanying notes thereto.

99.2	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2010 and accompanying notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gran Tierra Energy Inc.

By:	/s/ Martin H. Eden
	Name:	Martin H. Eden
	Title:	Chief Financial Officer

Dated:  June 3, 2011

EXHIBIT INDEX

Exhibit	Description

2.1
Arrangement Agreement, dated as of January 17, 2011, by and between Gran Tierra Energy Inc. and Petrolifera Petroleum Limited (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on January 21, 2011).

23.1	Consent of Independent Auditors.

99.1	Audited Consolidated Financial Statements of Petrolifera Petroleum Limited as at December 31, 2010 and for the year ended December 31, 2010, and accompanying notes thereto.

99.2	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2010 and accompanying notes thereto.